UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2021

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5759			65-0949535
(Commission File Number)			(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard	Miami	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading	Name of each exchange
	Symbol(s)	on which registered:
Common stock, par value $0.10 per share	VGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

        On June 3, 2021, Vector Group Ltd. held its 2021 annual meeting of stockholders, where stockholders considered and voted upon the following proposals:
Proposal 1: Election of Directors.
        Each of the directors nominated was elected based on the following votes:

Nominee	For	Withheld	Broker Non-Votes (1)

Bennett S. LeBow	117,766,110	2,325,813	20,169,315
Howard M. Lorber	117,654,844	2,437,079	20,169,315
Richard J. Lampen	114,826,723	5,265,200	20,169,315
Stanley S. Arkin	77,455,428	42,636,495	20,169,315
Henry C. Beinstein	92,367,312	27,724,611	20,169,315
Ronald J. Bernstein	118,304,439	1,787,484	20,169,315
Paul V. Carlucci	107,093,008	12,998,915	20,169,315
Jean E. Sharpe	99,355,709	20,736,214	20,169,315
Barry Watkins	97,159,226	22,932,697	20,169,315
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.
Proposal 2: Advisory approval of executive compensation (say on pay).
        The advisory vote to approve the compensation of the Company’s named executive officers received the following votes:

For	Against	Abstain	Broker Non-Votes (1)
55,521,585	59,279,123	5,291,215	20,169,315
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.
Proposal 3: Approval of ratification of Deloitte & Touche LLP as independent registered public accounting firm for the year ending December 31, 2021.
        The selection of the independent registered public accounting firm received the following votes:

For	Against	Abstain
139,444,781	515,443	301,014

Proposal 4: Advisory approval of shareholder proposal regarding the adoption of a bylaw for directors to be elected by a majority vote.
        The shareholder proposal entitled “directors to be elected by majority voting" received the following votes:

For	Against	Abstain	Broker Non-Votes (1)
88,365,639	31,166,459	559,825	20,169,315
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Senior Vice President, Treasurer and Chief Financial Officer
Date: June 4, 2021